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                                                                 EXHIBIT 10-A-11

                              CHRYSLER CORPORATION

                               STOCK OPTION PLAN
                     (as amended through February 6, 1997)

1. PURPOSE

     The purpose of the Stock Option Plan is to enable Chrysler Corporation (below called the Corporation) to be thoroughly competitive in encouraging salaried officers and key employees and nonemployee Directors who are responsible for the Corporation's future growth and success to remain in its service and to attract others to it.

2. AMOUNT OF STOCK SUBJECT TO THIS PLAN

     The total number of shares of Common Stock of the Corporation that may be sold pursuant to options granted under this Plan shall not exceed (a) 1,500,000 shares as constituted at the time of the annual meeting of stockholders on April 19, 1966 reduced by the number of shares as to which options have been granted and exercised since that time under any other stock option plan of the Corporation, plus (b) 1,500,000 shares as constituted at the time of the annual meeting of stockholders on May 3, 1977, plus (c) 3,500,000 shares as constituted at the time of the annual meeting of stockholders on June 3, 1982 (all before the three-for-two split of the Common Stock that became effective on February 20, 1986), plus (d) 7,500,000 shares as constituted at the time of the annual meeting of stockholders on May 14, 1986. The shares sold under this Plan may be either authorized and unissued shares or issued shares reacquired by the Corporation at any time, as the Board of Directors from time to time may determine. Unless and until the Board of Directors shall determine to purchase shares in the market for the purpose of this Plan or to use treasury shares, the shares sold under this Plan shall be authorized and unissued shares reserved for that purpose. If any options granted under this Plan shall terminate, lapse or expire for any reason without having been exercised in full, the shares not purchased under the options shall be available again for the purposes of this Plan; provided, however, that this sentence shall not apply to any shares as to which an option is forfeited upon the exercise of a Stock Appreciation Right or a Limited Stock Appreciation Right, as defined below.

3. ELIGIBILITY AND PARTICIPATION

     Nonemployee Directors of the Corporation and salaried officers and key employees of the Corporation, its subsidiaries and its Related Entities (as defined below) who are responsible for or contribute to the management, growth or profitability of the business of the Corporation, its subsidiaries or its Related Entities shall be eligible to be granted options, and any former employees of the Corporation, its subsidiaries and its Related Entities shall be eligible to be granted Reload Options (as defined in paragraph 4 below) with respect to stock options granted to such former employees; provided, however, with respect to an employee of a Related Entity, that such person was an employee of the Corporation, a subsidiary or, if originally an employee of the Corporation or a subsidiary, or another Related Entity immediately prior to becoming employed by such Related Entity and accepted employment with such Related Entity at the request of the Corporation or a subsidiary. The term "Related Entity" when used herein shall mean any corporation, joint venture or other entity, domestic or foreign, other than a subsidiary, in which the Corporation owns, directly or indirectly, a substantial equity interest. The term "Nonemployee Director" means a Director who is not an employee of the Corporation, any of its subsidiaries or any Related Entity.

4. GRANTING OF OPTIONS

     The Board of Directors of the Corporation shall appoint a Stock Option Committee (below called the Committee), consisting of not less than two Nonemployee Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), or meet any other applicable standard for administrators
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under that or any similar rule in effect from time to time. Each member of the
Committee shall be appointed by the Board and serve at the pleasure of the Board. The Committee shall have the power and authority granted to it in this and other paragraphs of this Plan; provided, however, that the Board of Directors shall have the right to exercise any and all such power and authority and to perform each and every function of the Committee whenever, in the sole discretion of the Board, this seems expedient.

     Subject to the express provisions of this Plan, the Committee shall have authority in its discretion from time to time, (a) to determine the salaried officers and key employees of the Corporation, its subsidiaries and its Related Entities to receive options, the times when they shall receive them, the number of shares to be subject to each option, and the option price, (b) to determine the terms and provisions of the option agreements applicable to options granted under this Plan, to construe such terms and provisions, and to correct any defect or supply any omission or reconcile any inconsistency in any option agreement, and (c) to prescribe, amend, and rescind rules and regulations relating to this Plan. The determination of the Committee with respect to such matters shall be conclusive. The Committee may permit a person to whom an option has been granted and whose employment with the Corporation or any subsidiary is terminated in connection with the acceptance of employment, at the Corporation's or any subsidiary's request, with a Related Entity, to exercise his or her options through their stated terms, provided the option holder maintains his or her employment with such Related Entity through the date of exercise of the option.

     Unless otherwise expressly provided by the Committee in any specific instance, the action of the Committee naming a salaried officer or key employee of the Corporation, any subsidiary or any Related Entity to receive an option pursuant to this Plan (or any of the appreciation rights permitted under paragraph 6 of this Plan), determining the number of shares to be subject to the option (or such appreciation rights), and setting the option price of the shares subject to the option (or such appreciation rights) shall constitute the granting of the option (or such appreciation rights), and the date when the Committee shall take the action shall be the date of granting the option (or such appreciation rights).

     The Committee shall designate each option granted to a salaried officer or key employee of the Corporation, any subsidiary or any Related Entity under this Plan as either an Incentive Stock Option or a Nonqualified Stock Option. An Incentive Stock Option shall be subject to all of the requirements of this Plan, including those specified in paragraph 5 of this Plan. A Nonqualified Stock Option shall be subject to all of the requirements of this Plan, except those specified in paragraph 5 of this Plan.

     The Committee shall have the authority to specify, at the time of grant or, with respect to Nonqualified Stock Options, at or after the time of grant, that the person to whom an option is or was granted under this Plan (which may include a former salaried officer or key employee of the Corporation, any subsidiary or any Related Entity) shall be granted a Nonqualified Stock Option (a "Reload Option") in the event such person exercises all or a part of a stock option (an "Original Option") by surrendering in accordance with paragraph 6 of this Plan already owned shares of unrestricted Common Stock in full or partial payment of the option price under such Original Option, subject to the availability of shares of stock under this Plan at the time of such exercise. Each Reload Option shall cover a number of shares of stock equal to the number of shares of stock surrendered in payment of the option price under such Original Option, shall have an option price per share of stock equal to the Fair Market Value (as defined below) of the stock on the date of grant of such Reload Option and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time from and after the date of grant of such Reload Option (or, as the Committee in its sole discretion shall determine at or after the time of grant, at such time or times as shall be specified in the Reload Option). Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions, consistent with this paragraph 5, as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. A Reload Option shall contain such other terms and conditions, which may include a restriction on the transferability of the shares of stock received upon exercise of the Original Option representing at least the after-tax profit received upon exercise of the Original Option, as the Committee in its sole discretion shall deem desirable and which may be set forth in rules or guidelines adopted by the Committee or in the Stock Option Agreements evidencing the Reload Options. The term "Fair Market Value" when used herein shall mean, as of any given date, the mean of the high and low trading price of the Common Stock of the

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Corporation on such date as reported on the New York Stock Exchange or, if the stock is not then traded on the New York Stock Exchange, on such other national securities exchange on which the stock is admitted to trade or, if none, on the National Association of Securities Dealers Automated Quotation System if the stock is admitted for quotation thereon; provided, however, that if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first day immediately preceding such day on which such exchange or quotation system was open for trading.

5. INCENTIVE STOCK OPTIONS

     An option designated by the Committee as an Incentive Stock Option is intended to qualify as an "incentive stock option" within the meaning of Subsection (b) of Section 422(A) of the Internal Revenue Code, and shall, in addition to all other requirements of this Plan, be subject to the requirements of this paragraph 5. An Incentive Stock Option may not be exercised by a person while there is "outstanding", within the meaning of Section 422(A)(c)(7) of the Internal Revenue Code or any amendment thereof in effect at the relevant time, any Incentive Stock Option which was granted before the granting of such option, to such person to purchase stock of the Corporation. An Incentive Stock Option may not be granted to a person who at the time the option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the option price of the shares of Common Stock for which the option is granted to such person is not less than 110% of the Fair Market Value of such stock at the time the option is granted and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. The aggregate Fair Market Value, determined as of the time the option is granted, of shares of Common Stock as to which any person may be granted Incentive Stock Options in any calendar year shall not exceed $100,000 plus any unused limit carryover to such year. In applying such calendar year limitation, (a) the term "unused limit carryover" shall mean one-half of the amount by which $100,000 exceeds the aggregate Fair Market Value, determined as of the time the option is granted, of shares of Common Stock as to which the person was granted options in any calendar year after 1980, (b) the amount of options granted during a calendar year to a person shall be treated as first using up the $100,000 limitation for that year, (c) to the extent that the aggregate Fair Market Value, determined as of the time the option is granted, of shares of Common Stock as to which options are granted to a person in any calendar year, exceeds $100,000, the excess shall be treated as using up unused limit carryovers to such year in the order of the calendar years in which the carryovers arose, and (d) the amount of the unused limit carryover from any calendar year which may be taken into account in any succeeding calendar year shall be the amount of such carryover reduced by the amount of such carryover which was used in prior calendar years; provided, however, that no unused limit carryover may be carried over except to the three calendar years succeeding the year in which it arose.

6. OPTION PRICE, PAYMENT AND APPRECIATION DISTRIBUTION

     The option price of the shares of Common Stock subject to each option granted to a salaried officer or key employee of the Corporation, any subsidiary or any Related Entity pursuant to this Plan shall be set by the Committee and, except as otherwise provided in paragraph 5 of this Plan, shall not be less than 100% of the Fair Market Value on the date of the granting of the option, as determined by the Committee. Except as otherwise provided in this paragraph 6, the option price shall be paid in full upon exercise of the option, in cash or shares of Common Stock. The proceeds of sale of stock subject to the options are to be added to the general funds of the Corporation and used for its corporate purposes.

     In connection with the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to any option, award or other right under this Plan, the person to whom such option, award or other right is granted may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Corporation to withhold from the shares of Common Stock to be issued upon the exercise or vesting of such option, award or right a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due, or (ii) transferring to the Corporation shares of Common Stock owned by that person with an aggregate Fair Market Value that would satisfy the withholding amount due.

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     The person to whom an option is granted under this Plan may, at the discretion of the Committee, be granted at the time the option is granted, the right (below called a Stock Appreciation Right) to elect as an alternative means of exercising the option, to forfeit his option with respect to a number of shares up to the Maximum Number of Shares, as defined below, in which case he shall receive in cash or shares of Common Stock or any combination thereof, at the sole discretion of the Committee, with respect to those shares as to which he elects to forfeit his option, the Stock Appreciation, as defined below.

     The person to whom an option is granted under this Plan may, at the discretion of the Committee, be granted, at the time the option is granted, the right (below called an Additional Appreciation Right) to receive at the time the option is exercised, in cash or shares of Common Stock or any combination thereof, at the sole discretion of the Committee, an amount equal to (a) the number of shares he then purchased, multiplied by (b) the Stock Appreciation on an equal number of shares; provided, however, that nonemployee Directors may not be granted Additional Appreciation Rights.

     The person to whom an option is granted under this Plan may, at the discretion of the Committee, be granted at the time the option is granted (or, in the case of a Nonqualified Stock Option, at any time after such option has been granted, or in the case of an Incentive Stock Option, at any time after such option has been granted and the holder thereof has requested that he be granted the appreciation right provided for in this subparagraph and consents to any conversion of such option into a Nonqualified Stock Option as a result of such grant), the right (below called a Limited Stock Appreciation Right) to elect during the sixty day period following a Change in Control, as defined below, as an alternative means of exercising the option, to forfeit his option with respect to a number of shares up to the total number of shares subject thereto, in which case he shall receive in cash with respect to those shares as to which he elects to forfeit his option, the Change in Control Stock Appreciation, as defined below.

     Any shares as to which an option is forfeited through the exercise of a Stock Appreciation Right or a Limited Stock Appreciation Right shall no longer be subject to the option or the related Stock Appreciation Right or Limited Stock Appreciation Right and shall not be available for granting further options under this Plan.

     For purposes of this paragraph 6, (a) "Maximum Number of Shares" shall mean
(i) if the option is a Nonqualified Stock Option and the Committee has directed that the Stock Appreciation shall be paid all in cash, the total number of shares that the holder then could have purchased under the option, or (ii) if the option is a Nonqualified Stock Option and the Committee has directed that the Stock Appreciation shall be paid all in shares of Common Stock or in a combination of cash and shares of Common Stock, or if the option is an Incentive Stock Option, the lesser of (A) the number of shares he then purchased or (B) the remaining number of shares that he then could have purchased under the option, and (b) "Stock Appreciation" with respect to any shares of Common Stock shall mean an amount equal to the difference between the option price of such shares and the Fair Market Value of such shares on the date the option is exercised.

     For purposes of this Plan, "Change in Control" shall mean a Change in Control of the Corporation, which shall be deemed to have occurred if:

          (a) any Person, as defined below, is or becomes the Beneficial Owner, as defined below, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities (unless the event causing the 20% threshold to be crossed is an acquisition of securities directly from the Corporation);

          (b) during any period of two consecutive years beginning after June 7, 1990, individuals who at the beginning of such period constitute the Board of Directors and any new Director (other than a Director designated by a Person who has entered into an agreement with the Corporation to effect a transaction described in clauses (a), (c) or (d) of this Change in Control definition) whose election or nomination for election was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors;

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          (c) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation (other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the entity surviving such merger or consolidation), in combination with voting securities of the Corporation or such surviving entity held by a trustee or other fiduciary pursuant to any employee benefit plan of the Corporation or such surviving entity or of any subsidiary of the Corporation or such surviving entity, at least 80% of the combined voting power of the securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation); or

          (d) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets.

     For purposes of the definition of Change in Control, "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act as supplemented by Section 13(d)(3) of the Exchange Act, provided, however, that Person shall not include (a) the Corporation, any subsidiary of the Corporation or any other Person controlled by the Corporation, (b) any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation or of any subsidiary of the Corporation, or (c) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of securities of the Corporation.

     For purposes of the definition of Change in Control, a Person shall be deemed the "Beneficial Owner" of any securities which such Person, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (within the meaning of Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that: (a) a Person shall not be deemed the Beneficial Owner of any security as a result of an agreement, arrangement or understanding to vote such security (i) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act and the applicable rules and regulations thereunder or (ii) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the applicable rules and regulations thereunder, in either case described in clause
(i) or clause (ii) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); and (b) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

     For purposes of this paragraph 6, "Change in Control Stock Appreciation" with respect to any share of Common Stock shall mean an amount equal to the excess, if any, of

          (a) the higher of (i) the Market Value of such share on the date the option is exercised or (ii) (A) in the case of transactions described in clauses (a) or (c) of the Change in Control definition, the highest per share price paid (below called the Highest Price) for shares of Common Stock of the Corporation in the transaction constituting the Change in Control, (B) in the case of a transaction described in clause (b) of the Change in Control definition which occurs in connection with a transaction described in clauses (a), (c) or (d) of the Change in Control definition, the Highest Price, (C) in the case of a transaction described in clause (b) of the Change in Control definition which does not occur in connection with a transaction described in clauses (a), (c) or (d) of the Change in Control definition, the average of the daily closing prices per share of Common Stock of the Corporation on the New York Stock Exchange, if such shares are traded thereon, or, if not, such other national securities exchange on which such shares are admitted to trade or, if none, the National Association of Securities Dealers Automated Quotation System if such shares are admitted for quotation thereon, on the thirty consecutive trading days immediately preceding the Change in Control or (D) in the case of a transaction described

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     in clause (d) of the Change in Control definition, the equivalent of the
     Highest Price as determined by the Committee, over

          (b) the option price of such share, provided, however, that with respect to a Limited Stock Appreciation Right associated with an option which is an Incentive Stock Option immediately prior to the exercise of such Limited Stock Appreciation Right, the Change in Control Stock Appreciation thereon shall not exceed the maximum amount which will permit such option to continue to qualify as an Incentive Stock Option.

7. PERIOD OF OPTION AND CERTAIN LIMITATIONS ON THE RIGHT TO EXERCISE

     The person to whom an option is granted under this Plan (below called the Option Holder) must remain in the continuous employ of the Corporation, any subsidiary or any Related Entity of the Corporation for twelve consecutive months from the date the option is granted before he can exercise any part of the option, except that such requirement shall not apply to the exercise of options, Stock Appreciation Rights, Additional Appreciation Rights or Limited Stock Appreciation Rights following a Change in Control and except as provided in paragraphs 8, 9 and 10 of this Plan. Thereafter,

          (a) on and after the first anniversary of the date of granting the option and before the second anniversary, he may buy not more than 40% of the number of shares covered by the option,

          (b) on and after the second anniversary and before the third anniversary, he may buy not more than 70% thereof, and

          (c) on and after the third anniversary and before the expiration of the term of the option, which shall be not more than ten years from the date of granting the option, he may buy all or from time to time any part thereof

(the provisions of the foregoing clauses (a), (b) and (c) being hereinafter called the Normal Exercise Provisions); provided, however, that

          (x) the Committee shall have authority in its discretion to determine that an option shall be exercisable under provisions other than the Normal Exercise Provisions, so long as such other provisions do not at any time permit the Option Holder to purchase a greater percentage of the shares subject to the option than the Option Holder could purchase at such time under the Normal Exercise Provisions, and in connection with any such determination the Committee

             (i) may retain the discretion to subsequently change any such other provisions to the Normal Exercise Provisions or to other provisions not more favorable than the Normal Exercise Provisions, and

             (ii) may alter the application of paragraphs 8 and 9 of this Plan with respect to any of the types of termination of employment referred to therein but only during the period that any such other provisions determined or changed pursuant to this proviso are in effect,

          (y) except as otherwise determined pursuant to proviso (x) above, no options may be exercised unless the Option Holder has been in the employ of the Corporation, a subsidiary or a Related Entity continuously from the date of granting the option or his employment was terminated for one of the reasons referred to in paragraphs 8 and 9 of this Plan, and

          (z) upon the occurrence of a Change in Control, all options, Stock Appreciation Rights and Additional Appreciation Rights outstanding on the date of such Change in Control shall become immediately and fully exercisable.

     In no case may an option be exercised for a fraction of a share.

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8. TERMINATION OF EMPLOYMENT

     All the rights of an Option Holder under his option shall lapse if his employment with the Corporation, any subsidiary or any Related Entity is terminated for any reason other than those referred to in this paragraph 8 or in paragraph 9 of this Plan.

     If the employment of an Option Holder with the Corporation, any subsidiary or any Related Entity is terminated (a) by reason of retirement or permanent total disability, or (b) at or after age 55 under circumstances which the Committee, in its discretion, deems equivalent to retirement, and in either case he has been in the employ of the Corporation, any subsidiary or any Related Entity continuously from the date of granting the option until the termination of his employment, the Option Holder may exercise the option (and any associated Stock Appreciation Right, Additional Appreciation Right or Limited Stock Appreciation Right) after such termination of employment at any time within the five year period commencing on the date of termination of his employment, but not beyond the term of his option, and only to the extent that he would on the date of exercise have been entitled under paragraph 7 of this Plan to exercise the option (or any associated Stock Appreciation Right, Additional Appreciation Right or Limited Stock Appreciation Right) if he had continued to be employed by the Corporation, such subsidiary or such Related Entity.

     If the employment of an Option Holder with the Corporation or any subsidiary is terminated by the Corporation or such subsidiary under mutually satisfactory conditions, or if an Option Holder's employment with a Related Entity is terminated under conditions mutually satisfactory to such Related Entity and the Option Holder, and he has been in the employ of the Corporation, any subsidiary or any Related Entity continuously from the date of granting the option until the termination of his employment, the Committee, in its discretion, may permit the Option Holder to exercise the option (and any associated Stock Appreciation Right, Additional Appreciation Right or Limited Stock Appreciation Right) after such termination of employment at any time within the one year period commencing on the date of termination of his employment, but not beyond the term of his option, and only to the extent that he would on the date of exercise have been entitled under paragraph 7 of this Plan to exercise the option (or any associated Stock Appreciation Right, Additional Appreciation Right or Limited Stock Appreciation Right) if he had continued to be employed by the Corporation, such subsidiary or such Related Entity.

     Notwithstanding the above, the exercise of any option after termination of employment shall be subject to satisfaction of the conditions precedent that the Option Holder neither, (a) takes other employment or renders services to others without the written consent of the Corporation, nor (b) conducts himself in a manner adversely affecting the Corporation.

     Notwithstanding the foregoing provisions of this paragraph 8 (including, without limitation, the immediately preceding subparagraph of this paragraph 8), if the employment of an Option Holder is terminated by the Corporation, any subsidiary or any Related Entity for any reason within the two year period immediately following a Change in Control, and he has been in the employ of the Corporation, any subsidiary or any Related Entity continuously from the date of granting the option until the termination of his employment, the Option Holder shall be permitted to exercise the option (and any associated Stock Appreciation Right, Additional Appreciation Right or Limited Stock Appreciation Right) after such termination of employment at any time within the three month period commencing on the date of termination of his employment, but not beyond the term of his option, and only to the extent that he would on the date of exercise have been entitled under paragraph 7 of this Plan to exercise the option (or any related Stock Appreciation Right, Additional Appreciation Right or Limited Stock Appreciation Right) if he had continued to be employed by the Corporation.

     Options granted under this Plan shall not be affected by any change of employment so long as the Option Holder continues to be an employee of the Corporation, any subsidiary or any Related Entity. The option agreements may contain such provisions as the Committee shall approve regarding the effect of approved leaves of absence. Nothing in this Plan or in any option granted under it shall confer any right to continue in the employ of the Corporation, any subsidiary or any Related Entity, or interfere in any way with the right of the Corporation, any subsidiary or any Related Entity, to terminate any employment at any time.

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9. DEATH OF OPTION HOLDER

     If (a) the employment of an Option Holder terminates by reason of death,
(b) an Option Holder dies within the five year period following termination of employment (i) by reason of retirement or permanent total disability, or (ii) at or after age 55 under circumstances which the Committee, in its discretion, deems equivalent to retirement, (c) an Option Holder dies within the one year period following termination of employment under mutually satisfactory conditions and the Committee has determined that he may exercise the option after such termination of employment, or (d) an Option Holder dies within the three month period following termination of employment for any reason within the two year period immediately following a Change in Control and if in any such case he has been in the employ of either the Corporation, any subsidiary or any Related Entity continuously from the date of granting the option until the termination of his employment, the option theretofore granted to him may be exercised by the legal representative of the deceased Option Holder at any time within a period of one year after his death, but not beyond the term of the option, and only to the extent that he was entitled to exercise the option on the date of his death, plus, a pro rata portion of the additional number of shares, if any, he would have become entitled to purchase under the option on the anniversary of the date of granting the option that next follows the date of his death (such pro rata portion to be 2 1/2% of the full number of shares for which the option was granted for each full month during the twelve month period preceding such anniversary that the Option Holder was alive).

10. GRANTING OF OPTIONS TO NONEMPLOYEE DIRECTORS

     Each person who is not an employee of the Corporation or any of its subsidiaries and who on and after May 14, 1986 is elected or reelected as a Director of the Corporation at any annual or special meeting of stockholders of the Corporation, shall as of the date of each such election or reelection automatically be granted an option to purchase 1,000 shares of Common Stock (as constituted at the time of the annual meeting of stockholders on May 14, 1986) for an option price equal to 100% of Market Value on such date (and, notwithstanding the discretion of the Committee under paragraph 6 of this Plan, each such option granted on or after May 14, 1986 shall automatically have associated with it a Stock Appreciation Right, the Stock Appreciation on which shall be payable all in cash, and each such option granted on or after June 7, 1990 shall automatically have associated with it a Limited Stock Appreciation Right, subject, in each case, to applicable law). The action of the stockholders in electing or reelecting a nonemployee Director shall constitute the granting of the option (and the associated Stock Appreciation Right and Limited Stock Appreciation Right), and the date when the stockholders shall take such action shall be the date of granting the option (and the associated Stock Appreciation Right and Limited Stock Appreciation Right). All such options shall be designated as Nonqualified Stock Options and, except as otherwise expressly provided in this Plan, shall be subject to the same terms and provisions as are then in effect with respect to granting of Nonqualified Stock Options to salaried officers and key employees of the Corporation. Subject to the foregoing, all provisions of this Plan not inconsistent with the foregoing shall apply to options granted to nonemployee Directors, except that with respect to an option (and the associated Stock Appreciation Right and Limited Stock Appreciation Right) granted to a nonemployee Director, (a) any requirement for employment with the Corporation, any subsidiary or any Related Entity shall be deemed to be a requirement for service as a Director, (b) any requirement of continuous employment shall be deemed to be a requirement of continuous service as a Director, and (c) any reference to termination of employment shall be deemed to mean termination of service as a Director. The maximum number of shares as to which options may be granted to any nonemployee Director under this Plan, as in effect through April 17, 1992, shall be 6,000 shares (as constituted at the time of the annual meeting of stockholders on May 14, 1986).

11. NONTRANSFERABILITY OF OPTIONS; DEFERRAL OF PROCEEDS

     No option granted under this Plan shall be transferable by the Option Holder otherwise than by will or the laws of descent and distribution, and any option may be exercised during the lifetime of the Option Holder only by him.

     The Option Holder may elect, on or after the date of grant of an option hereunder, to defer receipt of all or any portion of the proceeds, whether in the form of cash or shares of Common Stock, deliverable to such

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

Option Holder upon the exercise of an option or Stock Appreciation Right hereunder set forth, in each case to the extent permitted by and subject to the terms and conditions set forth in any deferral or similar plan or arrangement enacted by the Board of Directors or the Committee in its sole discretion.

12. ADJUSTMENT FOR CHANGES IN CAPITALIZATION

     Notwithstanding any other provision of this Plan, in the event of any change in the outstanding Common Stock of the Corporation by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, and the like, the aggregate number and class of shares available under this Plan and the number and class of shares subject to each outstanding option and the option prices shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

13. INTERPRETATION

     The Board of Directors shall have full power and authority to interpret and construe this Plan and its interpreting and construing of this Plan and acts pursuant to this Plan in good faith shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in such a manner and to such an extent as it shall find expedient to carry this Plan into effect, and it shall be the sole and final judge of the expediency. If any such interpreting or construing shall involve a question of law, the Board of Directors may rely and act upon the opinion of counsel (who may be of counsel to the Corporation) on the question of law.

     This Plan is intended to satisfy the conditions of Rule 16b-3 under the Exchange Act, and all interpretations of this Plan shall to the extent permitted by law, regulations and rulings be made in a manner consistent with and so as to satisfy the conditions of Rule 16b-3. In interpreting and applying the provisions of this Plan any option granted as an Incentive Stock Option pursuant to this Plan shall to the extent permitted by law, regulations and rulings be construed as, and any ambiguity shall be resolved in favor of preserving its status as, an "incentive stock option" within the meaning of Subsection (b) of
Section 422(A) of the Internal Revenue Code.

     Notwithstanding any provision to the contrary in this Plan or in any Incentive Stock Option granted pursuant to this Plan, if any change in law or any regulation or ruling of the Internal Revenue Service shall have the effect of disqualifying any Incentive Stock Option granted under this Plan as an "incentive stock option" within the meaning of Subsection (b) of Section 422(A) of the Internal Revenue Code, the option granted shall nevertheless continue to be outstanding as and shall be deemed to be a Nonqualified Stock Option under this Plan, and in such event paragraph 5 of this Plan shall cease to be operative with respect to such option.

14. AMENDMENT AND TERMINATION

     The Board of Directors of the Corporation or the Committee may at any time terminate this Plan or make such changes in it and additions to it as it shall deem advisable, including but not limited to, provisions changing the percentage of shares as to which an option that so provides must be exercised relative to shares forfeited in connection with the receipt of the appreciation on the forfeited shares; provided, however, that except as provided in paragraph 12 hereof, the Board of Directors may not, without further approval by the holders of a majority of the shares of Common Stock of the Corporation then outstanding and entitled to vote, increase the maximum number of shares as to which options may be granted under this Plan or reduce the minimum option price or extend the period during which options may be granted or exercised or change the class of persons eligible to receive options under this Plan. Unless terminated earlier by the Board of Directors, this Plan shall terminate on April 17, 1992, and no options under it shall be granted thereafter; provided, however, that options granted prior to April 17, 1992 may extend beyond that date; and provided, further, however, that Reload Options may be granted prior to and on and after April 17, 1992, but no Reload Option shall be exercisable after any date which is later than the date on which a Stock Option granted prior to April 17, 1992 could be exercised. No termination or amendment of this Plan may, without the written

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consent of the Option Holder of an option then existing, terminate his option or materially and adversely affect his rights under the Option.

15. EFFECTIVE PERIOD

     The effective date of this Plan was originally January 13, 1972, subject, however, to approval of this Plan by the vote of the holders of a majority of the shares of Common Stock of the Corporation outstanding and entitled to vote, which approval was obtained at the annual meeting of the stockholders on April 18, 1972. This Plan was readopted by the Board of Directors following approval by the vote of the holders of a majority of the shares of Common Stock of the Corporation outstanding and entitled to vote at the annual meeting of the stockholders on June 3, 1982. Subject to the express provisions of this Plan, options may be granted under this Plan at any time and from time to time prior to termination of this Plan.

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